Exhibit 10.70
AMENDMENT NO. 1 AND WAIVER TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT
This AMENDMENT NO. 1 AND WAIVER (this “Amendment”) dated as of November 17, 2023 to the Second Amended and Restated Credit Agreement, dated as of June 21, 2022 (as amended, restated, amended and restated, supplemented or otherwise modified prior to the Amendment No. 1 Effective Date (as defined below), the “Credit Agreement”), among R1 RCM Inc., a Delaware corporation (the “Borrower”), the other Credit Parties party thereto, and Bank of America, N.A. (in its individual capacity, “Bank of America”), as Agent for the Lenders party thereto (the “Agent”), is entered into by and among the Borrower, the Agent and the financial institutions party hereto as Lenders.
    WHEREAS, the Borrower has requested, and the Agent and each Lender that executes a counterpart to this Amendment (collectively, the “Consenting Lenders” and each a “Consenting Lender”), which Consenting Lenders constitute the Required Lenders immediately prior to the Amendment No. 1 Effective Date (as defined below), has agreed in accordance with Section 9.1 of the Credit Agreement, to amend the Credit Agreement to, among other things, extend the required date for delivery of the Extended Financial Statements (as defined below) and the related Compliance Certificate and waive any Defaults and/or Events of Default arising in connection with the Borrower’s failure to make prior delivery of such Extended Financial Statements, in each case, as set forth in this Amendment.
WHEREAS, the Borrower desires to, and subject to the terms and conditions contained herein, the Borrower, the Consenting Lenders and the Agent have agreed to, amend the Credit Agreement as set forth in this Amendment;
WHEREAS, this Amendment will become effective on the Amendment No. 1 Effective Date on the terms and subject to the conditions set forth herein.
Accordingly, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
Article I.
DEFINITIONS
Section 1.01Definitions. Capitalized terms used and not otherwise defined herein have the meanings assigned to them in the Credit Agreement as amended by this Amendment (the “Amended Credit Agreement”). .
.Article II.
LIMITED WAIVER TO THE CREDIT AGREEMENT
Section 2.01    Waiver to Credit Agreement. Effective on the Amendment No. 1 Effective Date, the Agent and the Consenting Lenders, which Consenting Lenders constitute the Required Lenders as of the Amendment No. 1 Effective Date, hereby agree to waive:
(a)any Default and/or Event of Default resulting from the Borrower’s failure to deliver the Extended Financial Statements and related Compliance Certificate prior to January 15, 2024;
(b)the requirement that a Responsible Officer of the Borrower provide written notice to the Agent after such Responsible Officer becomes aware of the existence of any Default pursuant to Section 4.3(a) of the Credit Agreement in respect of the failure to deliver the Extended Financial Statements and related Compliance Certificate prior to January 15, 2024, and any Events of Default arising solely as a result of such Responsible Officer’s failure to provide written notice thereof;
(c)any Event of Default arising pursuant to Section 7.1(d) of the Credit Agreement in connection with the Borrower’s (i) failure to deliver the Extended Financial Statements and related Compliance Certificate prior to January 15, 2024 and/or (ii) so long as such financial statements are subject solely to the specified restatements as described in the Borrower’s Current Report on Form 8-K, dated November 12, 2023, filed with the SEC on November 13, 2023 (the “Restatement 8-K”), all financial statements of the Borrower delivered to the Agent and the Lenders during the Non-Reliance Periods (as defined in the Restatement 8-K); and
(d) any adjustment to the calculation of Applicable Margin pursuant to clause (a) of the definition of “Applicable Margin” arising solely from Borrower's failure to deliver the Extended Financial Statements and related Compliance Certificate prior to January 15, 2024.
Section 2.02 Limitations of Waiver.
(a)The Borrower agrees that the waivers set forth in Section 2.01 shall be limited to the precise meaning of the words as written therein and shall not be deemed (i) to be a consent to any waiver or modification of any other term, provision or condition of the Credit Agreement, (ii) to constitute a waiver of any Default or Event of Default or any future breach of the Credit Agreement or any of the other Loan Documents or (iii) to prejudice any right or remedy that any Lender may now have or may in the future have under or in connection with the Credit Agreement.
(b)Except as expressly set forth herein, the waiver described in Section 2.01 shall not modify, alter, affect, release or prejudice in any way any of the Borrower’s or its Subsidiaries’ obligations under the Credit Agreement, as amended, modified, supplemented or amended and restated from time to time. This Amendment shall not constitute or operate as a waiver of any other terms or provisions of, or rights or remedies of, any Lender under the Credit Agreement and shall not be construed as establishing a course of conduct on the part of any Lender on which the Borrower or its Subsidiaries may rely now or at any time in the future. The Borrower and its Subsidiaries expressly waive any right to assert any claim to such effect at any time..
Article III.
AMENDMENTS TO THE CREDIT AGREEMENT
Section 3.01    Amendments to Credit Agreement. Each of the parties hereto agrees that, effective on the Amendment No. 1 Effective Date, the Credit Agreement is hereby amended as follows:
(a)Section 4.1(b) of the Credit Agreement is hereby amended by inserting the following proviso at the end of such clause:
“; provided, that, notwithstanding the foregoing, solely with respect to the information required by this Section 4.1(b) to be delivered for the Fiscal Quarter ended September 30, 2023 (collectively, the “Extended Financial Statements”), such Extended Financial Statements shall not be required to be delivered until on or prior to January 15, 2024.”.
Article IV.
REPRESENTATIONS AND WARRANTIES
Section 4.01    The Borrower represents and warrants to Agent and each of the Lenders, that the following are true, correct and complete on the Amendment No. 1 Effective Date:
(a)Representations and Warranties. The representations and warranties of each of the Credit Parties set forth in the Credit Agreement are true and correct in all material respects (or, in the case of any such representation or warranty already qualified by materiality, in all respects) on and as of the Amendment No. 1 Effective Date (or, in the case of any such representation or warranty expressly stated to have been made as of a specific date, as of such specific date).
(b)Binding Effect. This Amendment has been, and each other Loan Document executed in connection with this Amendment, when delivered, will have been, duly executed and delivered by the Borrower. This Amendment and the Amended Credit Agreement constitute, and each
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other Loan Document executed in connection with this Amendment when so delivered will constitute, a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, subject (as to enforceability) to the Enforcement Qualifications.
(c)No Default or Event of Default. After giving effect to this Amendment on the Amendment No. 1 Effective Date, no Default or Event of Default exists or is continuing.
Article V.
CONDITIONS
Section 5.01    Conditions to effectiveness. The effectiveness of this Amendment is subject to the satisfaction or waiver of the following conditions (the date that each of the conditions are satisfied or waived, the “Amendment No. 1 Effective Date”):
(a)Deliverables for Agent. Agent’s receipt of an executed counterpart of this Amendment, which shall be an original, .pdf or facsimile copy or delivered by other electronic method (followed promptly by originals) unless otherwise specified, properly executed by a Responsible Officer of the Borrower, in form and substance reasonably satisfactory to Agent and its legal counsel.
(b)Required Consents. The Agent shall have received executed counterparts of this Amendment from the Agent and Consenting Lenders constituting the Required Lenders immediately prior to the Amendment No. 1 Effective Date.
(c)Fees and Expenses. All fees and expenses due to the Agent on the Amendment No. 1 Effective Date shall have been paid, and all expenses to be paid or reimbursed to the Agent that have been invoiced at least three (3) business days prior to the Amendment No. 1 Effective Date shall have been paid, including out-of-pocket expenses (including the legal fees and expenses of Cahill Gordon & Reindel LLP, counsel to the Agent) as required by Section 9.5 of the Amended Credit Agreement.
(d)No Default or Event of Default. After giving effect to this Amendment on the Amendment No. 1 Effective Date, no Default or Event of Default shall exist or be continuing.
Section 5.02 Effects of this Amendment.
(a)Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Agent under the existing Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the existing Credit Agreement or any other provision of the existing Credit Agreement or of any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. This Amendment shall not constitute a novation of the Credit Agreement as in effect immediately prior to giving effect hereto or any of the Loan Documents. Except as expressly set forth herein, nothing herein shall be deemed to be a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances.
(b)From and after the Amendment No. 1 Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import, and each reference to the “Credit Agreement” in any other Loan Document shall in each case be deemed a reference to the Amended Credit Agreement as amended hereby. This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.
Article VI.
REAFFIRMATION
Section 6.01     Reaffirmation. By signing this Amendment, the Borrower hereby confirms that notwithstanding the effectiveness of this Amendment and the transactions contemplated hereby, the
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obligations of the Borrower under the Amended Credit Agreement and the other Loan Documents (i) are entitled to the benefits of the guarantees and the security interests set forth or created in the Amended Credit Agreement, the Security Agreement, the other Collateral Documents and the other Loan Documents, (ii) constitute “Guarantee Obligations” and “Obligations” for purposes of the Amended Credit Agreement, the Security Agreement, the other Collateral Documents and all other Loan Documents, and (iii) each Loan Document to which the Borrower is a party is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects and shall remain in full force and effect according to its terms (in the case of the Credit Agreement, as amended hereby). The Borrower ratifies and confirms that all Liens granted, conveyed, or assigned to any Agent by such Person pursuant to any Loan Document to which it is a party remain in full force and effect, are not released or reduced, and continue to secure full payment and performance of the Obligations as increased hereby.
Article VII.
MISCELLANEOUS
Section 7.01     Entire Agreement. This Amendment, the Credit Agreement and the other Loan Documents constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and verbal, among the parties hereto with respect to the subject matter hereof. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of any party under, the Credit Agreement, nor alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement, all of which are ratified and affirmed in all respects and shall continue in full force and effect. It is understood and agreed that each reference in each Loan Document to the Credit Agreement, whether direct or indirect, shall hereafter be deemed to be a reference to the Credit Agreement as amended hereby and that this Amendment is a Loan Document.
Section 7.02 Miscellaneous Provisions. The provisions of Sections 9.18 (Governing Law and Jurisdiction), 9.19 (WAIVER OF JURY TRIAL) and 9.26 (Acknowledgment and Consent to Bail-In of EEA Financial Institutions) of the Amended Credit Agreement are hereby incorporated by reference and apply mutatis mutandis hereto.
Section 7.03 Severability. If any provision of this Amendment is held to be illegal, invalid or unenforceable, the legality, validity and enforceability of the remaining provisions of this Amendment shall not be affected or impaired thereby. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
Section 7.04 Counterparts. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall constitute an original, but all of which, when taken together, shall constitute one and the same instrument. A set of counterparts executed by all the parties hereto shall be lodged with the Borrower and the Agent.
Section 7.05 Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.
[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.
R1 RCM INC.
By:    /s/ Jennifer Williams
        Name: Jennifer Williams
        Title: Chief Financial Officer

[Signature page to Amendment No. 1 to Credit Agreement]

BANK OF AMERICA, N.A.,
as Agent
By:    /s/ Carolen Alfonso
        Name: Carolen Alfonso
        Title: Assistant Vice President

[Signature page to Amendment No. 1 to Credit Agreement]

BANK OF AMERICA, N.A.,
as a Lender
By:    /s/ Alexander L. Rody
        Name: Alexander L. Rody
        Title: Senior Vice President

[Signature page to Amendment No. 1 to Credit Agreement]

JPMORGAN CHASE BANK, N.A.,

as a Lender
By:    /s/ Helen D. Davis
        Name: Helen D. Davis
        Title: Executive Director

[Signature page to Amendment No. 1 to Credit Agreement]

Capital One, National Association,
as a Lender
By:    /s/ Terrence Knapp
        Name: Terrence Knapp
        Title: Duly Authorized Signatory

[Signature page to Amendment No. 1 to Credit Agreement]

Wells Fargo Bank, N.A.,
as a Lender
By:    /s/ Brandon Moss
        Name: Brandon Moss
        Title: Vice President

[Signature page to Amendment No. 1 to Credit Agreement]

Barclays Bank PLC

as a Lender
By:    /s/ Ronnie Glenn
        Name: Ronnie Glenn
        Title: Director

[Signature page to Amendment No. 1 to Credit Agreement]

U.S. BANK NATIONAL ASSOCIATION,

as a Lender
By:    /s/ John Zwanziger
        Name: John Zwanziger
        Title: Vice President

[Signature page to Amendment No. 1 to Credit Agreement]

KEYBANK, NATIONAL ASSOCIATION,

as a Lender
By:    /s/ Tanille Ingle
        Name: Tanille Ingle
        Title: Vice President

[Signature page to Amendment No. 1 to Credit Agreement]

PNC BANK, NATIONAL ASSOCIATION,

as a Lender
By:    /s/ Kristin Olson
        Name: Kristin Olson
        Title: Senior Vice President

[Signature page to Amendment No. 1 to Credit Agreement]

Fifth Third Bank, National Association,

as a Lender
By:    /s/ Michael Hodshon
        Name: Michael Hodshon
        Title: Officer

[Signature page to Amendment No. 1 to Credit Agreement]

HSBC Bank USA, N.A.

as a Lender
By:    /s/ Andrew Rice
        Name: Andrew Rice
        Title: Vice President

[Signature page to Amendment No. 1 to Credit Agreement]

DEUTSCHE BANK AG NEW YORK BRANCH,

as a Lender
By:    /s/ Philip Tancorra
        Name: Philip Tancorra
        Title: Director
    [*****]
    [*****]

By:    /s/ Suzan Onal
        Name: Suzan Onal
        Title: Vice President
    [*****]
    [*****]

[Signature page to Amendment No. 1 to Credit Agreement]

Regions Bank,

as a Lender
By:    /s/ Jay Gorman
        Name: Jay Gorman
        Title: Managing Director
[Signature page to Amendment No. 1 to Credit Agreement]